CORTEX PHARMACEUTICALS, INC.

Cortex Pharmaceuticals, Inc.

July 9, 2015

Forward Looking Statements

CORTEX PHARMACEUTICALS, INC.

The matters discussed in this presentation that are not historical facts are "forward-looking statements." Forward-looking statements include, but are not limited to, statements containing the words "believes," "anticipates," "intends," "expects," "projects" and words of similar import. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on the information available to management at this time and which speak only as of the date of this presentation. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company or its industry to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.

While the Company believes the information contained herein is reliable, the Company makes no representations or warranties regarding the accuracy or completeness of this information. In addition, any investment in the Company is subject to numerous risks. Investors must be able to afford the loss of their entire investment. Any such representations and warranties and further discussion of risk factors would be made solely in formal agreements executed by the Company with its investors.

Cortex is a leader in the discovery and development of innovative pharmaceuticals for the treatment of breathing disorders

- **Sleep Apnea**
  - Obstructive sleep apnea (OSA) – dronabinol
  - Central sleep apnea (CSA) - ampakines
- **Drug-induced respiratory depression (RD) - ampakines**
  - Semi-acute use – post-surgical pain management with opiates
  - Acute use – surgical anesthesia with propofol
  - Chronic use – Outpatient pain management with opiates
- **Two drug platforms with positive Phase2A efficacy results in RD as well as OSA and CSA**
- **Strong IP protection for compounds and uses**
- **Over $5 million in NIH grants supporting drug development**

Cortex Drug Platforms

Cannabinoids

- Dronabinol (D9-THC) is a generic FDA-approved drug
- Positive Phase 2A data for treatment of obstructive sleep apnea
- Phase 2B clinical trial in progress
- Method patent licensed from U. Illinois for the treatment of sleep related breathing disorders

Ampakines

- Positive allosteric modulators of AMPA glutamate receptors
- Positive effects for treatment of central sleep apnea in Phase 2A clinical trial
- Positive effects for treatment of drug-induced respiratory depression in Phase 2A clinical trial

Sleep Apnea: A Large Market Opportunity

- **Sleep Apnea**
  - Repetitive episodes of airflow cessation (apnea) or reduction (hypopnea) for more than 10s during sleep
  - Three types: Obstructive, Central and Mixed
- **The Sleep Apnea Market is Large**
  - 18 million U.S. adults with moderate or severe sleep apnea
  - Market potential for sleep apnea is $3 - 9 Billion/Year
- **Current Treatments**
  - CPAP device
  - Surgery; dental devices
- **Clear Market Need**
  - Poor compliance with CPAP
  - No drug treatment available



Obstructive Sleep Apnea (OSA)

- **Obstructive sleep apnea (OSA) involves a decrease or complete halt in airflow despite an ongoing effort to breathe during sleep**
  - Occurs when the muscles relax during sleep
  - Soft tissue in back of throat collapses and obstructs upper airway
- **Affects 18 MM adults in the U.S.; no current drug treatment available**
- **Significant morbidity due to stroke, hypertension, heart failure, diabetes, and other cardiovascular diseases**

Normal Breathing



Snoring



OSA



Obstructive Sleep Apnea

Scope of the Problem in the US

Disease State	Estimated US Prevalence	Annual Estimated Cost to Society	Annual Indicated Drug Therapy Expenditures
OSA[1-5]	18.0 MM	$75.0 Billion	$ 0
Asthma[6,7]	16.4 MM	$18.3 Billion	$13.5 Billion
Hypertension[8-10]	43.2 MM	$73.4 Billion	$48.5 Billion
Diabetes[11,12]	23.5 MM	$174 Billion	$20.6 Billion

1 Obstructive sleep apnea and sleep. National Sleep Foundation Web site.
2 Manufacturer Recommendations
3 Qualitative Market Research, Physician / Patient interviews, 2010
4 CPAP Supply USA,
5 American Sleep Apnea Association, 2010
6 Asthma & Allergy Foundation of America
7 Espicom Business Intelligence's New Drug Futures, 2006
8 Burt, V., et al., Hypertension, 2005
9 Lloyd-Jones, D., et al., Circulation 119(3):e21-181, 2009
10 Acmite Market Intelligence, 2008
11 Arrowhead, Gloabal Diabetes Market, 2006
12 American Diabetes Assoc., 2007

CPAP Efficacy is Greatly Limited by Patient Compliance

- Works as an air splint to keep upper airway open during sleep
- 30% of patients prescribed CPAP never initiate treatment when prescribed a machine
- Over 50% of patients stop using CPAP in the first year of use; may only wear 3-4h/night



Dronabinol: a Breakthrough Treatment for OSA

- **Mechanism of Action**
  - Dronabinol is (D-9)THC, a cannabinoid agonist
- **Stage of Development**
  - Schedule III drug available by prescription, low risk of addiction
  - Approved for the treatment of anorexia in AIDS patients and nausea and vomiting in cancer patients undergoing chemotherapy
  - Phase 2A data demonstrates clear signal of activity in OSA
  - Phase 2B study in OSA in progress
- **Intellectual Property**
  - Issued method-of-use patent in the US for the use of dronabinol for treating OSA (expires 2025) and pending patents on modified release formulations
- **Funding**
  - NIH funded $5MM grant for Phase 2B study in OSA

Dronabinol Phase 2A Clinical Study in OSA

- **Randomized, double-blind, placebo-controlled dose escalation study in 22 patients with OSA**
- **Randomized to Placebo (N=5) or Dronabinol (N=17) for 21 days**
  - 2.5, 5 and 10 mg/night studied with weekly dose escalation
- **Overnight polysomnogram (PSG) at baseline, and after 7, 14 and 21 days of treatment**
- **Efficacy tests:**
  - Apnea-Hypopnea Time (AHT) and Apnea-Hypopnea Index (AHI)
  - Stanford Sleepiness Scale (SSS) used to measure daytime sleepiness

Dronabinol Reduced the AHI in OSA Subjects


AHI Mean % Change from Baseline to End of Treatment
Reduction in Sleep Apnea
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
P=0.17
Placebo
Dronabinol
P<0.01

Apnea Suppression as a Function of Dose and Time



ΔAHI versus Baseline
0
−2
−4
−6
−8
−10
−12
−14
−16
−18
−20
2.5 mg
5 mg
10 mg
1st Half
2nd Half
n= 17
n= 13
n= 8

The plasma half-life of dronabinol is 2 – 4 hours.

Dronabinol Phase 2B Trial in OSA

- Ongoing clinical study at 4 major medical centers
- Potentially pivotal for NDA approval
- 120 subjects (40/group, 6 wks dosing)
- Doses: Placebo, 2.5 mg, 10 mg qd
- $5 MM NIH Grant
- Completion by May 2016

Protecting Dronabinol in the Marketplace

- **Issued Method-of-Use patent for dronabinol and OSA**
  - Expires in 2025
- **Schedule III drug, off-label use monitored by US government, discouraging generic manufacturers from selling off-label**
- **Off-label use of generics and medical marijuana are not covered by third party payers**

Dronabinol – A Game Changer

Impact on Patient	Commercial Opportunity
First drug available for OSA	Changes the nature of OSA treatment
Ease of Use/Better Patient Compliance	Broadly expands prescriber base from sleep specialists to include primary care physicians and cardiologists
Low cost	Recurring lifetime sales rather than one time sale of a device
Safe and effective	Market will expand into the currently undiagnosed/untreated population
Potential for better cardiovascular outcomes	Potential for reducing systemic healthcare costs by reduced cardiac re-hospitalizations

AMPAKINES – A NOVEL CLASS OF DRUGS

AMPA Receptors Mediate Synaptic Transmission in the Brain

- Glutamate is the major excitatory neurotransmitter in the CNS
- Fast excitatory transmission is mediated by AMPA-type glutamate receptors
- Ampakines are positive, allosteric modulators of the AMPA-type glutamate receptor
- Prolong and strengthen synaptic transmission



AMPAKINE
AMPA
NMDA
Excitation
Presynaptic
Postsynaptic
Glutamate
100 pA
50 ms
+ AMPAKINE

AMPAKINES – Novel Treatment for Respiratory Depression


Nasal cavity
Tongue
Brainstem
Carotid artery
Oesophagus
Spinal cord
Trachea
Rib
Intercostal muscles
Lung
Diaphragm

Initial research conducted by Dr. J. Greer, U. Alberta
Ren et al, *Anesthesiology*. **110**:1364-1370, 2009


XII
XII
scNA
scNA
PreBötzinger Complex
XII motor output
PreBötzinger Complex

- Neurons in this brainstem region control inspiratory breathing rhythm
- PreBotC neurons use AMPA receptors for signaling
- Opiates and other depressants mediate their inhibitory effects on breathing at this site
- Ampakines normalize breathing by enhancing firing of PreBotC respiratory rhythm neurons

CX1739: An Oral Phase 2 Ampakine

- **Stage of Development**
  - Completed Phase 1 in healthy volunteers and Phase 2a in central sleep apnea
  - Ready for Phase 2 studies in opiate and propofol induced respiratory depression
- **Targeted Indications**
  - Oral therapy for opiate and propofol induced respiratory depression
  - Oral therapy for central sleep apnea
  - Combination formulation with opiate for treatment of chronic pain
- **Intellectual Property**
  - Protected by an issued Composition-of-Matter Patent (expires 2028), filed worldwide; a method-of-use patent (expires 2030)
- **Strong Preclinical Pharmacology**
  - Broad-spectrum reversal and prevention of drug-induced respiratory depression

Central Sleep Apnea

- **Characterized by a lack of drive from the brain to breathe during sleep – similar response as in treatment of RD**
- **Manifestations of CSA**
  - Narcotic-induced central apnea (70% chronic users)
  - Heart failure patients (up to 40%)
  - Idiopathic CSA (5% sleep apnea patients)
- **Standard CPAP therapy is not effective for central sleep apnea**

The Severity of CSA is Correlated with Increased Mortality in HF Patients

Reducing Central Sleep Apnea May Reduce Mortality in Heart Failure Patients



Survival %
AHI less than 5 per hour
AHI equal or greater than 5 per hour
Hazard ratio=2.14
P=0.02
Months

Figure 1 CSA is a Predictor of Mortality in Systolic HF

Survival of heart failure (HF) patients with or without central sleep apnea (CSA) after accounting for all other confounders. AHI = apnea-hypopnea index.

Javaheri et al, J. Amer. Coll. Cardiology 49:20, 2007

CX1739 Sleep Apnea Clinical Study Design

Design	**Randomized, double-blind, placebo-controlled study**
Population	**20 adults with moderate to severe sleep apnea (16 given CX1739; 4 given Placebo)**
Dosing	**Each subject receives either placebo or a single dose of 900mg CX1739 one hour before lights out**
Primary Measures	**Apnea-Hypopnea measures; Oxygen saturation; Sleep quality, measured by PSG (Apnea: no airflow for >10s; Hypopnea: reduced airflow for >10s)**

Study Design



CX1739 – 900 mg
Screening
Baseline
Placebo
PSG 1
PSG 2
PSG 3

PSG – Polysomnography, or sleep lab study



Sensor at nose to measure air flow
Sensors on face and scalp measure eye movement and brain activity
Elastic belt sensors around chest and belly measure amount of effort to breath
Sensor on finger measures amount of oxygen in blood

Apnea-Hypopnea Response to CX1739

Measure	Group	No. Responders*
Apnea-Hypopnea Index (AHI)	CX1739	3 / 15
	Placebo	0 / 4
Apnea-Hypopnea Time (AHT)	CX1739	5 / 15
	Placebo	0 / 4

Why do some patients respond, and others not ?

* A responder has at least a 40% decrease in the respective parameter

CX1739 Was More Effective on Mixed and Central Sleep Apneas


Obstructive Apneas
Apnea Index (Events/hr)
0
5
10
15
20
25
30
35
Baseline 1
Baseline 2
CX1739
Mixed Apneas
Apnea Index (Events/hr)
0
1
2
3
4
5
6
Baseline 1
Baseline 2
CX1739
Central Apnea
Apnea Index (Events/hr)
0
2
4
6
8
10
12
Baseline 1
Baseline 2
CX1739

Acute Drug-induced Respiratory Depression

- Most frequent lethal side effect of opiate use is respiratory depression (RD)
- In-patient, post-surgical opiate use (~12M patients/year) increases risk for RD
- RD also occurs during surgery and procedures (e.g., colonoscopy) that use propofol as an anesthetic (20 MM procedures/year)
- Large market potential in excess of $1 Billion/year in the US
- Unmet Need: Therapeutic drug treatment that can counter and reduce respiratory depression without interfering with analgesia or anesthesia
- Short-term studies that can be conducted rapidly and inexpensively

Respiratory Failure: A Very Serious Hospital Safety Problem

HealthGrades Patient Safety in American Hospitals Study 2010 - 28
Appendix E: Patient Safety Events and Attributable Mortality and Excess Charge

Appendix E: Patient Safety Events and Their Attributable Mortality and Excess Charge Among Medicare Beneficiaries by Patient Safety Indicator (2006 – 2008)

Patient Safety Indicator	Actual Number of National Events	Percentage of Total Number of Events	Attributable Mortality Rates**	Number of Deaths Attributable to PSI (Attributable Mortality**)	Attributable Charge**	Excess Charge Attributable to PSI** (Millions)	Excess Cost Attributable to PSI ^^ (Millions)
Decubitus ulcer	487,718	50.90%	7.23%	35,262	$10,845	$5,289.30	$2,644.65
Post-operative pulmonary embolism or deep vein thrombosis	143,699	15.00%	6.56%	9,427	$21,709	$3,119.56	$1,559.78
Accidental puncture or laceration	96,082	10.03%	2.16%	2,075	$8,271	$794.69	$397.35
Post-operative respiratory failure	69,078	7.21%	21.84%	15,087	$53,502	$3,695.81	$1,847.91
Selected infections due to medical care	50,165	5.24%	4.31%	2,162	$38,656	$1,939.18	$969.59

Highest mortality rate
2nd highest attributable number of deaths
2nd largest overall excess cost to Medicare system

Reversal of Opioid-induced Respiratory Depression with an Ampakine in Rats


Fentanyl

Prolonged opiate-induced respiratory depression leads to lethality


CX1739 injection
Fentanyl
10 s

CX1739 reverses opiate-induced respiratory depression and prevents lethality

Reversal of Propofol-induced RD With an Ampakine in the Rat

Experimental Design:

- Administer a lethal dose of propofol to rats
- Inject CX1739 within 1 minute



Propofol
Propofol + CX1739

Ampakines Prevent Opioid-induced Respiratory Depression in Humans

- Two clinical studies were run in normal, healthy volunteers with CX717 an earlier Ampakine
- Moderate respiratory depression was induced experimentally by infusion of the opioid, Alfentanil
- Respiratory and analgesia end-points were measured

Oral CX717 prevented and reversed the respiratory depression without impacting the pain-relieving properties of the opioid

CX717 Prevents Opiate-induced Respiratory Depression in Humans

Breathing Rate



NORMAL
RD ≤ 8 BPM
Breaths/min
16
12
8
4
0
**
NS
Baseline
+Alfentanil
+Naloxone
Placebo
CX717
** P < 0.01
NS - Not Significant

- Alfentanil reduced breathing rate & produced respiratory depression
- CX717 maintains respiratory rate in the presence of Alfentanil

Data are expressed as the basal respiratory rate.
N= 15 and 16 per group. CX717 dose is 1500mg.

CX717 Maintains the Analgesic Properties of Opioids



Delivery of a electrical stimulation to finger


Analgesia
Analgesia
Pain Sensitivity
2.0
1.5
1.0
0.5
0.0
NS
Baseline
+Alfentanil
+Naloxone
Placebo
CX717

- Alfentanil reduced the pain sensitivity (produced analgesia)
- Analgesia was unaffected by CX717

Data are expressed as the pain sensitivity, normalized to the Baseline measurement.

N = 15 and 16 per group. CX717 dose is 1500mg.

CX1942: A Soluble Ampakine

- **Mechanism of Action**
  - Positive Allosteric Modulator of AMPA receptors
  - Water-soluble - allowing for injectable dosage forms
- **Stage of Development**
  - Injectable routes have been studied in animal models of respiratory depression
  - Exploratory studies supported by SBIR contract
- **Targeted Indication**
  - Injectable therapy for opiate and propofol-induced respiratory depression
- **Intellectual Property**
  - Protected by an issued Composition-of-Matter Patent (expires 2028), filed worldwide; a method-of-use patent (expires 2030)
- **Strong Preclinical pharmacology package**

Status of Product Pipeline - Respiratory Disorders

Stage of Development

Indication	Compound	Drug Discovery	Pre-clinical	Phase 1	Phase 2
Obstructive Sleep Apnea	*Dronabinol*				
Central Sleep Apnea in CHF	*CX1739*				
Drug-induced Respiratory Depression (oral)	*CX1739*				
Drug-induced Respiratory Depression (injectable)	*CX1942*				

Key Objectives for the Next 12 Months
(Pending Availability of Finance)

Compound	Indication	Status	Estimated Start Date	Estimated Completion
Dronabinol	Obstructive Sleep Apnea	Phase IIB	started	3Q2015
CX1739	Opiate-induced RD	Phase IIA	3Q2015	1Q2016
	Propofol-induced RD	Phase IIA	4Q2015	2Q2016
CX1739/CX717	Pompe Disease, Spinal Cord Injury, other	Phase IIA	1Q2016	3Q2016
CX1942	Injectable for RD	Pre-clinical studies	4Q2015	3Q2016

Summary

- Two drug platforms
- Three Phase 2 or Phase 2 ready programs
- Blockbuster markets
- IP protection with the ability to add additional IP
- Low valuation entry point
- Experienced management team
- Strategic collaborative opportunities
- Availability of non-dilutive finance
- Public company with stock as potential currency

Background

2013

- Insolvent and near bankruptcy
- No ongoing operations
- Lost dronabinol license
- Deficient in SEC reporting
- Approx. $3M market cap

Today

- Non-bankruptcy reorganization
- New capital raised
- Re-gained dronabinol license
- Current in SEC reporting
- Approx. $15M market cap
- Newly organized research program
- Phase 2B dronabinol clinical trial in progress with completion in mid-2016
- Phase 2A ampakine clinical trial to begin 3Q, pending financing
- Committed management team and board of directors

Management and Directors

Arnold Lippa	**Chairman, CEO**
Jeff Margolis	**VP, Sec/Treas, Director**
Robert Weingarten	**CFO, Director**
Richard Purcell	**Senior VP R&D**
John Greer	**Chairman, Scientific Advisory Board** Prof & Dir. Neuroscience Ctr., U. Alberta
Katie MacFarlane	**Director,** CCO Agile Therapeutics
James Sapirstein	**Director,** CEO ContraVir Pharm